SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)


             Texas                        1-6402-1              74-1488375
(State or other jurisdiction of         (Commission         (I. R. S. employer
        incorporation)                  file number)      identification number)

   1929 Allen Parkway, Houston, Texas                             77019
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 5.  Other Events and Regulation FD Disclosure

      Service Corporation International ("the Company") has finalized its discussions with the staff of the Securities and Exchange Commission regarding the application of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities ("FIN 46R"), to the statutorily required trusts (the "Trusts") utilized by the Company. FIN 46R was implemented by the Company as of March 31, 2004. The Company's conclusions regarding the application of FIN 46R to its Trusts are fully described in a letter to the SEC attached as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1 Letter dated July 21, 2004 from Service Corporation International, Alderwoods Group, Inc., Stewart Enterprises, Inc. and Carriage Services, Inc. to Mr. Donald T. Nicolaisen, Chief Accountant of the Securities and Exchange Commission, regarding the Company's conclusions on the application of FIN 46R to the Company's statutorily required trusts.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 26, 2004                            SERVICE CORPORATION INTERNATIONAL

                                         By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller



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                                                   Exhibit Index


Exhibit Number                                 Description
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99.1                     Letter dated July 21, 2004 from Service Corporation
                         International, Alderwoods Group, Inc., Stewart Enterprises, Inc. and Carriage Services, Inc. to Mr. Donald T. Nicolaisen, Chief Accountant of the Securities and Exchange Commission regarding the Company's conclusions regarding the application of FIN 46R to the Company's statutorily required trusts.
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